UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 29, 2006

                        Patient Safety Technologies, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                 333-124594            13-3419202
(State or Other Jurisdiction    (Commission File      (I.R.S. Employer
     of Incorporation)               Number)       Identification Number)

             1800 Century Park East, Ste. 200, Los Angeles, CA 90067
               (Address of principal executive offices) (zip code)

                                 (310) 895-7750
              (Registrant's telephone number, including area code)

                                   Copies to:
                               Marc J. Ross, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

      On June 29, 2006, Patient Safety Technologies, Inc. (the "Company") entered into an agency agreement with CapStone Investments, a registered broker-dealer ("CapStone"). Pursuant to the agreement, CapStone and its representatives will act as the exclusive placement agent to the Company in connection with the Company's proposed offering of private investments in the public equity of the Company ("PIPE"). The offering of securities is estimated to be in the range of $2,000,000 to $6,000,000, with the first tranche and initial funding to the Company to close not later than July 31, 2006. The Company will pay CapStone a fee in an amount of eight percent (8%) of the total cash invested in the securities, to be paid at the close of the transaction. In addition, the Company shall issue CapStone warrants to purchase free-trading shares of the Company's common stock equal to eight percent (8%) of the total number of shares issued pursuant to the PIPE. The warrants shall have a strike price equal to the price paid by the investors in the PIPE. The warrant shall be issued and delivered to CapStone at the close of the transaction and shall be exercisable at any time for a period of five (5) years from the date of closing. In addition, the Company agreed to pay all third party costs, which shall be capped at $50,000. Such third party costs may include but are not limited to fees related to consultants and outside counsel to CapStone, and travel expenses. CapStone will, on a "best efforts" basis through its registered personnel or through separate registered broker-dealers, arrange for the offering of the securities within 180 days following the completion and approval of the pricing of the securities or the completion of the transaction documents.

      As previously reported, on April 18, 2006, the Company entered into a consulting agreement with Ault Glazer Bodnar Securities, LLC ("AGB Securities") pursuant to which AGB Securities would provide non-exclusive investment banking and financial advisory services to the Company. On June 29, 2006, AGB Securities terminated that agreement with the Company.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits

Exhibit
Number                                     Description
--------------------------------------------------------------------------------
10.1 Placement Agency Agreement entered into June 29, 2006 by and between CapStone Investments and Patient Safety Technologies, Inc.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Patient Safety Technologies, Inc.


Dated:  July 5, 2006                         By: /s/ Lynne Silverstein
                                                 -----------------------------
                                             Name:    Lynne Silverstein
                                             Title:   President




                                        2